CALVERT EMERGING MARKETS ADVANCEMENT FUND

CALVERT EMERGING MARKETS EQUITY FUND

CALVERT INTERNATIONAL EQUITY FUND

CALVERT INTERNATIONAL OPPORTUNITIES FUND

 Supplement to Prospectus dated February 1, 2021

Effective March 31, 2021, the portfolio management of Calvert Emerging Markets Equity Fund will be as follows:

Portfolio Manager

Kunjal Gala, Portfolio Manager, Hermes, has managed the Fund since November 2019.

March 24, 2021	______ 3.24.21